UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 10, 2022

Date of Report (date of earliest event reported)

Redwire Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39733	98-1550429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8226 Philips Highway, Suite 101

Jacksonville, Florida 32256

(Address of principal executive offices and zip code)

(650) 701-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 10, 2022, Redwire Corporation (the "Registrant") utilized an investor presentation (the "Investor Presentation") at the Cowen 43rd Annual Aerospace/Defense & Industrials Conference, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, which included certain preliminary financial results for fiscal 2021.

Item 7.01	Regulation FD Disclosure.

The Registrant is furnishing the Investor Presentation as Exhibit 99.1 to this Form 8-K, which is to be used by the Registrant in meetings with investors on February 10, 2022.

The information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit index lists the exhibit that is furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Investor Presentation dated February 10, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2022

REDWIRE CORPORATION

/s/ William Read
Name: William Read
Title: Chief Financial Officer